UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2006

Chiquita Brands International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	1-1550	04-1923360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 East Fifth Street, Cincinnati, Ohio		45202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-784-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2006 at the Annual Meeting of Shareholders of Chiquita Brands International, Inc. (the "Company"), the shareholders approved an amendment to the Chiquita Stock and Incentive Plan (the "Stock Plan") to increase the number of shares authorized for issuance under the Stock Plan by 3,500,000. The Company’s Board of Directors adopted the amendment, subject to approval by the Company’s shareholders at the Annual Meeting, on April 6, 2006. A copy of the Stock Plan was attached as Appendix A to the Company’s definitive Proxy Statement and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

10.1 Chiquita Stock and Incentive Plan (Amended on April 6, 2006 and effective May 25, 2006), incorporated by reference to Appendix A to definitive Proxy Statement of Chiquita Brands International, Inc. for Annual Meeting of Shareholders held May 25, 2006, included as part of Schedule 14A filed on April 19, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chiquita Brands International, Inc.

May 26, 2006	By:	/s/Robert W. Olson

Name: Robert W. Olson
Title: Senior Vice President, General Counsel and Secretary